FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 17, 2004
               ------------------------------------------------


                             USAA ACCEPTANCE, LLC



            (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-112241                   71-0898378
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

9830 Colonnade Blvd.
Suite 600
San Antonio, Texas                                                  78230
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(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (210) 498-7479.

                                   No change
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.
        ------------

     The Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank is attached hereto as Exhibit 25.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired:

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 25 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   By:  USAA Acceptance, LLC



                                   By:   /s/ Michael J. Broker
                                        ----------------------------------
                                        Michael J. Broker
                                        Vice President and Banking Counsel



Dated as of February 17, 2004

                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.    Description of Exhibit
     -----------    ----------------------

Exhibit 25 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank.